                                                                   EXHIBIT 10.73

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                April 30th, 1999

                                TABLE OF CONTENTS

1.       DEFINITIONS
1.1      BI PHARMA KG
1.2      BI PHARMA KG Confidential Information
1.3      Cell Line
1.4      Certificate of Analysis
1.5      cGMP
1.6      C225
1.7      Effective Date
1.8      IMCLONE
1.9      IMCLONE Confidential Information
1.10     Master Cell Bank (MCB)
1.11     Manufacturer's Working Cell Bank (MWCB)
1.12     Phase I
1.13     Phase II
1.14     Phase III
1.15     Process
1.16     Product
1.17     Project
1.18     Project Fee
1.19     Project Manager
1.20     Project Team
1.21     Specifications
1.22     Start Date


2.       COOPERATION BETWEEN THE PARTIES IN THE COURSE OF THE PROJECT
2.1      Designation of Project Manager
2.2      Project Team
2.3      Cooperation
2.4      Access to facilities


3.       IMCLONE'S TASKS AND RESPONSIBILITIES
3.1      License to Use of IMCLONE Cell Line and Intellectual Property
3.2      Materials and Information to be Provided
3.3      Activities to be Performed

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
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4.       BI PHARMA KG'S TASKS AND RESPONSIBILITIES
4.1      BI PHARMA KG's Tasks
4.2      Control of Cell Line
4.3      Quarantine and Testing
4.4      Phase I/II Development Program
4.5      Responsibility for Failed Fermentations and Downstream Operations
4.6      Materials and Information to be Delivered
4.7      Product to be Delivered
4.8      Prior Approval
4.9      Retention Samples
4.10     Additional Work


5.       PHASE I/II TO BE CONDUCTED ON FIXED-FEE BASIS


6.       PHASE I/II PROJECT FEE


7.       ADDITIONAL WORK / FUTURE ACTIVITIES
7.1      Additional Work
7.2      Future Activities
7.3      Others


8.       OWNERSHIP OF PROJECT DATA
8.1      General
8.2      Intellectual Property Rights solely covering the Product
8.3      All other Intellectual Property Rights


9.       REPRESENTATIONS. WARRANTIES AND INDEMNIFICATION
9.1      IMCLONE
9.2      BI PHARMA KG


10.      LIMITATION OF LIABILITY
10.1     No Warranty of Merchantability of Fitness
10.2     Limitation of Liability
10.3     Maximum Amount

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
11.      CONFIDENTIALITY
11.1     BI PHARMA KG
11.2     IMCLONE
11.3     Exceptions
11.4     Others


12.      TERM AND TERMINATION
12.1     Term
12.2     Right to Terminate
12.3     Effect of Termination


13.      MISCELLANEOUS
13.1     Force Majeure
13.2     Publicity
13.3     Notices
13.4     Applicable Law
13.5     Compliance with Laws
13.6     Independent Contractors
13.7     Waiver
13.8     Severability
13.9     Entirety
13.10    Assignment

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                                                                          Page 4

                   CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT
                                     (C225)


THIS CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT ("Agreement") is made as of April 30, 1999 by and among ImClone Systems Incorporated, ("IMCLONE"), having its principal business offices at 180 Varick Street, New York, New York 10014, U.S.A. and Boehringer Ingelheim Pharma KG ("BI PHARMA KG") a German corporation having its principal place of business at Birkendorfer Stra(beta)e 65, 88397 Biberach an der Riss, Federal Republic of Germany.


BACKGROUND
----------

IMCLONE is the proprietor of a hybridoma cell line [ *** ] which produces a monoclonal antibody C225 directed against Epidermal Growth Factor Receptor
(EGFR) as a result of stable transfection with a C225 expression construct, as well as methods for the purification and analysis of C225.

BI PHARMA KG owns specialized cell culture, processing, protein purification and Iyophilization facilities that may be suitable for production of C225, and employs personnel who have experience in production of proteins by cell culture and purification processes as well as in registration of biopharmaceuticals.

IMCLONE desires to have BI PHARMA KG personnel evaluate, further develop, supply and scale-up the production process for C225 in BI PHARMA KG's facilities.

IMCLONE and Dr. Karl Thomae GmbH (as of 01.01.1998 and in this Agreement substituted by BI Pharma KG as the contractual assignee of all rights and obligations thereunder) have previously entered into a Material Transfer Agreement for Evaluation dated November 10/24, 1997 to evaluate potential production and supply of C225.


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AGREEMENT
---------

IN CONSIDERATION OF the mutual covenants set forth in this Agreement, BI PHARMA KG and IMCLONE hereby agree as follows:

1.       DEFINITIONS

1.1      "BI PHARMA KG"
         shall mean Boehringer Ingelheim Pharma KG.

1.2      "BI PHARMA KG Confidential Information"
         shall mean all technical and other information relating to BI PHARMA KG's facilities and associated technologies that is disclosed or supplied to, IMCLONE by BI PHARMA KG (except IMCLONE Confidential Information) pursuant to this Agreement, whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans.

1.3      "Cell Line"
         shall mean the IMCLONE cell line [ *** ] that expresses the Product.

1.4      "Certificate of Analysis"
         shall mean a document to be established by mutual agreement describing testing methods and results.

1.5      "cGMP"
         shall mean the regulatory requirements for current good manufacturing practices promulgated by the FDA under the Federal Food, Drug and Cosmetic Act, as amended, 21 C.F.R. Section 210 et seq and 21 C.F.R.
         Section 600-610, as applicable.

1.6      "C225"
         shall mean a chimerized monoclonal antibody directed against EGFR produced by the Cell Line.

1.7      "Effective Date"
         shall mean the date first above written, which shall be the effective date of this Agreement.

1.8      "IMCLONE"
         shall mean ImClone Systems Incorporated or an affiliate of ImClone Systems Incorporated.

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1.9      "IMCLONE Confidential Information"
         shall mean the Cell Line, Process, Product and all technical, scientific or business and other materials and information that are disclosed or supplied to BI PHARMA KG by IMCLONE or developed on behalf of IMCLONE by BI PHARMA KG (excluding BI PHARMA KG Confidential Information) pursuant to this Agreement whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans.

1.10     "Master Cell Bank (MCB)"
         shall mean a cell bank established by BI PHARMA KG derived from a suspension serum-free adapted cell line to be produced at BI PHARMA KG.

1.11 "Manufacturer's Working Cell Bank (MWCB)" shall mean a cell bank established by BI PHARMA KG derived from the MCB.

1.12     "Phase I"
         shall refer to process transfer of the Process to a [ *** ] scale at BI PHARMA KG, continued scale-up to a [ *** ] and [ *** ] pilot fermentation scale and establishment of a downstream purification process according to APPENDIX 1, all of which has been completed as of the Effective Date.

1.13     "Phase II"
         shall refer to demonstrating the process at small scale [ *** ], performing Product equivalency testing and establishing a filling process of the corresponding Product as well as the scale-up to [ *** ] pilot scale and cGMP production of clinical grade material at that scale to be undertaken by BI PHARMA KG pursuant to this Agreement and according to the updated Master Projectplan (APPENDIX 1.1) dated November 1998. The agreed upon process format for Phase II of the project is given in APPENDIX 6. [ *** ].

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1.14     "Phase III"
         shall refer to a second project, which may be implemented by separate agreement between IMCLONE and BI PHARMA KG following completion of Phase II activities, involving scaling the Process from the [ *** ] fermentation scale implemented in Phase II to the [ *** ].

1.15     "Process"
         shall refer to a proprietary IMCLONE process for using the Cell Line, including defined procedures, equipment and analytical methodologies for in-process control, release testing and Product characterization, that has been used by IMCLONE to produce the Product at the laboratory scale, which shall be disclosed by IMCLONE to BI PHARMA KG to enable BI PHARMA KG to carry out the Project or, if and when applicable, the modified process after further development and scale up by BI PHARMA KG to the [ *** ] fermentation scale.

1.16     "Product"
         shall mean the biologically active C225 produced by the Cell Line in accordance with the Process.

1.17     "Project"
         shall mean the Phase I and Phase II contract research program described herein, in which IMCLONE shall transfer the Process to BI PHARMA KG to be implemented, scaled-up and evaluated at the [ *** ] fermentation scale in and by BI PHARMA KG's facility and equipment. The primary objectives of the Project will be to transfer, establish and scale up the Process in the BI PHARMA KG facility, successfully demonstrate that Product can be reproducibly manufactured in BI PHARMA KG's facilities at [ *** ] scale, and generate a report compiling a summary of data generated in the Project. The proposed workscopes and timelines for the Project are laid down in the Master Projectplans attached hereto as APPENDIX 1 and APPENDIX 1.1. Phase I has been completed as of the date of this Agreement.

1.18     "Project Fee"
         shall have the meaning specified in Section 6 hereof.

1.19     "Project Manager"
         shall have the meaning specified in Section 2.1 hereof.

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1.20     "Project Team"
         shall have the meaning specified in Section 2.2 hereof.

1.21     "Specifications"
         shall mean the specifications for the Product and the respective test methods attached hereto as APPENDIX 5 on the basis of the specifications provided by IMCLONE and as such specifications may be amended from time to time by mutual agreement of IMCLONE and BI PHARMA KG according to further development of the Process and Product.

1.22     "Start Date"
         shall mean February 1, 1998 (according to the Master Projectplan APPENDIX 1).


2.       COOPERATION BETWEEN THE PARTIES IN THE COURSE OF THE PROJECT

2.1      Designation of Project Manager.
         BI PHARMA KG and IMCLONE shall each identify a Project Manager, and if they choose, the supervisor of the Project Manager. The Project Manager or the Project Manager's supervisor will be exclusively responsible for communicating all instructions and information concerning the Project to the other party and shall be the person or people to whom such instructions and information are communicated by the other party. Each Project Manager or the Project Manager's supervisor will be available on a weekly basis for consultation at prearranged times during the course of the Project or as may otherwise be reasonably required or advisable. In the absence of the Project Manager or the Project Manager's supervisor, a substitute shall be appointed. Additional modes or methods of communication and decision making may be implemented with the mutual consent of each party.

2.2      Project Team.
         BI PHARMA KG and IMCLONE shall each name representatives to a Project Team, which shall consist of knowledgeable specialists in appropriate disciplines who shall be responsible for planning and executing the Project and any subsequent interactions between the parties. At regular intervals, the Project Managers shall schedule meetings between each company's representatives for the purpose of communicating Project updates and providing a forum for strategic decision making and rapid resolution of issues.

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         Joint Project meetings shall be conducted by telephone-conference, video-conference and face to face meetings. Meeting minutes shall be prepared jointly by the Project Managers to record all issues discussed and decisions made, subject to final approval of such minutes by both parties. Such minutes are considered to be accepted by a party when there is no objection made by such a party within a period of 7 (seven) days after such minutes have been received by the respective party.

         The present list of the members of the Project Team is attached hereto as APPENDIX 2.

2.3      Cooperation.
         BI PHARMA KG and IMCLONE each agree to work together collaboratively on the Project as reasonably expeditiously as possible, with the objective of completing the Project according to the mutual agreed timelines (see APPENDIX 1 and APPENDIX 1.1).

         In the course of the Project, BI PHARMA KG will at all times take into consideration and implement the recommendations of IMCLONE as long as they do not negatively influence other BI PHARMA KG biotech operations and are agreed upon by the Project Team. In the absence of explicit instructions from IMCLONE, BI PHARMA KG shall be entitled to employ its reasonable judgment in carrying out the Project. BI PHARMA KG shall be entitled to rely upon any instructions or directives provided by the IMCLONE Project Manager or the IMCLONE Project Manager's supervisor and, subject to Sections 4.5 and 4.7 below shall not be responsible for failure to achieve any objective or the inability to adhere to any guideline due to technical failures, incomplete direction or documentation of Process variables, or other causes beyond the control of BI PHARMA KG.

2.4      Access to facilities.
         IMCLONE shall permit personnel of BI PHARMA KG, upon reasonable prior written notice to IMCLONE, to visit its facilities during appropriate times to observe the Process and certain analytical procedures for C225 as conducted by IMCLONE. BI PHARMA KG shall permit IMCLONE, upon reasonable prior notice to BI PHARMA KG, to review the originals of all batch records and other primary documents at its facilities and shall allow IMCLONE personnel to be present in its facilities at appropriate times (e.g. to observe the implementation of the Process). While visiting the facility of the other party, personnel of BI PHARMA KG and IMCLONE shall comply with all security and safety policies and procedures of the other party.

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3.       IMCLONE'S TASKS AND RESPONSIBILITIES

3.1      License to Use of IMCLONE Cell Line and Intellectual Property.
         IMCLONE hereby grants to BI PHARMA KG a limited, non-exclusive right and license, without the right to sublicense, to use IMCLONE Confidential Information, including but not limited to the Cell Line and Process, solely for the purpose of enabling BI PHARMA KG to carry out its tasks and responsibilities under this Agreement with respect to the Project.

3.2      Materials and Information to be Provided.
         To enable BI PHARMA KG to begin the Project, IMCLONE shall provide:

         (a) 10 vials of the MCB and/or MWCB for Project start, additional quantities may be requested.

         (b) a description of IMCLONE's methods for testing of the Cell Line and its progenitor cell line.

         (c) documentation describing the exact composition of the [ *** ] and a sufficient quantity of actual medium to enable BI PHARMA KG to begin to culture the Cell Line upon receipt from IMCLONE;

         (d) a description of the Cell Line and of genetic construct used for expression of the Product (for registration according to German gene technology law ("Gentechnikgesetz")), and

         (e) at BI PHARMA KG's reasonable request any additional information concerning the Process, analytical test methods, reference materials, and any critical reagents to facilitate the Project.

3.3 Activities to be Performed. As the Project is carried out, IMCLONE shall:

         (a) use reasonable efforts to perform the work and tasks as set forth and detailed in APPENDIX 3.

         (b) at BI PHARMA KG's request and subject to Section 2.4 above, arrange for BI PHARMA KG personnel to visit IMCLONE's production facility to observe and record the Process as carried out by IMCLONE in its facility. Any such records shall be considered IMCLONE Confidential Information.

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4.       BI PHARMA KG'S TASKS AND RESPONSIBILITIES

4.1      BI PHARMA KG's Tasks.
         In the course of this Agreement BI PHARMA KG shall perform the work and tasks as laid down and detailed in APPENDIX 4 hereto.

4.2      Control of Cell Line.
         BI PHARMA KG shall maintain (for safety reasons in two different buildings) the Cell Line in safe and secure storage under its control in its facilities and shall not permit the transfer of the Cell Line to any third party that is not specifically authorized in writing by IMCLONE (except to a contract laboratory used for the characterization of the MCB or MWCB under substantially the same requirement of confidentiality). BI PHARMA KG shall comply with all applicable regulatory requirements relating to general safety and biosafety in handling the Cell Line and any raw materials used in the Project.

4.3      Quarantine and Testing.
         BI PHARMA KG will quarantine and test samples of the Cell Line already provided to it in order to verify that the Cell Line is suitable for introduction into BI PHARMA KG's facilities. The quarantine and testing time is estimated to be about 2 (two) months.

4.4      Phase I/II Development Program.
         Following quarantine testing of the MWCB (see APPENDIX 4) BI PHARMA KG will transfer and establish the production process at laboratory scale ( [ *** ] fermentation scale) on the basis of Process information supplied by IMCLONE. The agreed upon process format for Phase II of the Project is given in APPENDIX 6. Material derived from such a process will be tested for analytical equivalence with reference material from IMCLONE. Remaining quantities may be used by IMCLONE at its discretion. A scale-up will then be performed to the [ *** ] fermentation scale and cGMP material [ *** ] for clinical trials will be produced at this scale. The workscopes and timelines for such a program are given in the Master Projectplans (see APPENDIX 1 and APPENDIX 1.1). The production of further clinical material at [ *** ] fermentation scale, if required by IMCLONE, has to be agreed upon separately in writing, and shall be reflected in an amendment to this Agreement in accordance within the terms set forth herein.

4.5      Responsibility for Failed Fermentations and Downstream Operations.

Responsibility for Failed Fermentations and Downstream Operations.

         (a) IMCLONE acknowledges that the Project is experimental in nature and that no favorable or useful result can be assured by BI PHARMA KG.

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              Accordingly, subject to the provisions of this Section 4.5, BI
              PHARMA KG shall not be responsible to IMCLONE for any failure of fermentations or downstream operations including, but not limited to, purification, or inability to obtain useful yields of Product or the success of the shift to the protein A process for reasons not under BI PHARMA KG's control, and the Project Fee shall be payable in full regardless of result unless the Project is terminated prior to its scheduled completion pursuant to Section 12 hereof.

         (b) BI PHARMA KG shall be responsible for all bioreactor fermentations and downstream operations including, but not limited to, purification that fail for reasons under BI PHARMA KG's control including, but not limited to, operator error, mechanical failure, or contamination and BI PHARMA KG shall repeat any such failed fermentations and downstream operations at its expense to complete the workscopes to be performed during the Project according to
              Section 4.4 above.

4.6      Materials and Information to be Delivered.
         BI PHARMA KG will provide IMCLONE with the following materials and information at the times indicated:

         (a) a summary of the test results generated during the 2 (two) months quarantine period within 30 (thirty) days following the end of such period;

         (b) within 2 (two) months following completion of each Phase of the Project (Phase I and Phase II), a report to IMCLONE, as laid down detailed in APPENDIX 7 including, a summary of the data BI PHARMA KG collects in the course of the Project and Certificates of Analysis for release of Product for clinical use, if any;

         (c) other interim results as reasonable in appropriate time periods or requested by IMCLONE, as mutually agreed by the Project Team.

4.7      Product to be Delivered.
         BI PHARMA KG shall supply Product to IMCLONE from the [ *** ] pilot scale and all purified Product (cGMP grade) from the [ *** ] scale runs performed by BI PHARMA KG. BI PHARMA KG shall also provide IMCLONE with samples of vialed Product that is produced by it. All Product delivered, if any, shall conform with the Specifications which have to be mutually agreed upon as laid down in APPENDIX 5 and BI PHARMA KG shall issue a Certificate of Analysis covering such Specifications.

         If the Product is asserted by IMCLONE not to meet the Specifications, both parties shall re-test the Product. If IMCLONE and BI PHARMA KG are not able to agree, whether the Product meets the Specifications or

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                                    Page 13

         not and the parties are unable to resolve their differences, then either party may refer the matter to an independent specialized institution of international reputation agreeable to both parties for final analysis, which shall be binding on both parties hereto.

         All Product produced in the course of the Project shall be retained by BI PHARMA KG and stored under conditions specified by IMCLONE (and reasonably acceptable to BI PHARMA KG) not longer than 1 (one) year, and delivered to IMCLONE as instructed by IMCLONE and at the cost and risk of IMCLONE.

4.8      Prior Approval.
         Prior to implementing any deviation from the Project, BI PHARMA KG shall notify IMCLONE and obtain the written approval of the Project Manager of IMCLONE or other person designated in writing by IMCLONE.


4.9      Retention Samples.
         According to a sampling plan to be agreed upon by the Project Team, BI PHARMA KG shall isolate, identify and retain samples of raw materials used in fermentations carried out in the course of the Project, of Process media at appropriate time points in each fermentation, and of Product at each stage of purification. Retention samples shall be provided promptly to IMCLONE at its request. Shipment shall be at the cost and risk of IMCLONE.

4.10     Additional Work.
         On request of IMCLONE, BI PHARMA KG shall perform additional development work to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual agreement of the parties hereto and defined in an amendment to the Master Projectplans attached hereto as APPENDIX 1 and APPENDIX 1.1.


5.       PHASE I/II TO BE CONDUCTED ON FIXED-FEE BASIS

         The Project shall be conducted by BI PHARMA KG for IMCLONE on a fixed fee basis, in consideration of payment by IMCLONE of the Project Fee.


         The estimated duration of the Project shall be 21 (twenty-one) months from the Start Date as outlined in APPENDIX 1 and APPENDIX 1.1. Phase I of the Project has been completed as of the Effective Date.


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6.       PHASE I/II PROJECT FEE

         IMCLONE shall pay BI PHARMA KG a Project Fee of DM 8, 950,000 (eightmillionninehundredandfiftythousand Deutsche Mark) for the services provided in carrying out the Project as defined in APPENDIX 1 and APPENDIX 1.1, regardless of the favorability or usefulness of the results (see Section 4.5 above). Of this amount to date DM 3,130,000 has been paid for the completion of Phase I.

         This fee includes all fees for BI PHARMA KG's services under the Master Projectplans for Phase I and Phase II, including but not limited to, fees for Cell Line validation, facility use, raw material testing, in-process testing services including bulk and finished product testing, environmental monitoring as appropriate, and other calibration and validation activities required to facilitate the successful completion of the technology transfer and production of the clinical grade material at the [ *** ] fermentation scale.

         Disposal of organic and hazardous waste is included in the Project Fee. The Project Fee shall be payable in installments, each non-refundable when paid, as described in APPENDIX 1 and APPENDIX 1.1. To the extent BI PHARMA KG is required to repeat any fermentations or downstream operations pursuant to Section 4.5 (b) above, any installment related to the completion of the fermentation or downstream operation or delivery of the Product, as the case may be, shall not be payable until such fermentation or downstream operation or delivery of Product, as the case may be, has been completed.

         The cost of commercially available materials purchased by IMCLONE for use at BI PHARMA KG to support development in GLP and cGMP shall be creditable to the applicable invoice.

         Each invoice shall be payable within 30 (thirty) days following receipt thereof.

7.       ADDITIONAL WORK / FUTURE ACTIVITIES

7.1      Additional Work.
         BI PHARMA KG and IMCLONE may confer to determine if additional work relating to Phase I or Phase II should be undertaken pursuant to subsequent agreement between BI PHARMA KG and IMCLONE. Neither party shall be obligated to conduct any further undertakings on behalf of the other except as may be mutually agreed and set forth in a subsequent written agreement.

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7.2      Future Activities.
         In the event IMCLONE requires additional Product for the conduct of clinical Phase III and/or for commercial supply and IMCLONE determines in its sole discretion not to be the producer of that additional quantities of Product, then IMCLONE and BI PHARMA KG shall engage in good faith negotiations with respect to an agreement(s) for such additional supply to contain usual and customary terms for similar agreements under comparable circumstances. If the parties are unable to agree to terms (including, but not limited to terms regarding quantity of Product) within 120 (onehundredtwenty) days after BI PHARMA KG is informed of IMCLONE's detailed request in writing, then IMCLONE may engage in negotiations for such supply with other third parties; provided, however, that IMCLONE shall not consummate any such agreement with any third parties on terms that are in the aggregate more favorable than those terms offered by BI PHARMA KG to IMCLONE without first giving BI PHARMA KG an opportunity to accept the agreement(s) on the terms offered to such third parties.

         In case BI PHARMA KG will not exercise its right to enter into negotiations with IMCLONE regarding an agreement to govern clinical Phase III and/or commercial supply within 30 (thirty) days after the written request of IMCLONE or if the parties are not able to conclude such final agreement within 120 (onehundredtwenty) days after BI PHARMA KG has received the written request of IMCLONE or if BI PHARMA KG has not accepted the agreement(s) on the third party terms, then BI PHARMA KG shall be deemed to have waived its rights granted under this Section 7.2.


7.3      Others.
         IMCLONE shall not assert any right to use BI PHARMA KG facilities at any future date as a result of its use of BI PHARMA KG facilities pursuant to this Agreement, nor shall BI PHARMA KG assert any right to use or have access to the Cell Line, Process, Product, MCB or MWCB as a result of its activities pursuant to this Agreement.

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8.       OWNERSHIP OF PROJECT DATA

8.1      General.

         All information and intellectual property rights relating to the transfer of information under Section 4.6 above, with the exception of BI PHARMA KG Confidential Information, shall be the sole and exclusive property of IMCLONE and IMCLONE shall have the right to use such information for any purpose without further obligation to BI PHARMA KG.

         For the purpose of this Agreement all information regarding BI PHARMA KG's facility and technical equipment shall be considered BI PHARMA KG'S Confidential Information.

8.2      Intellectual Property Rights solely covering the Product.

         Any and all intellectual property rights solely covering the Product, including, but not limited to, patents and patent applications arising out of the activities performed under this Agreement shall be the sole and exclusive property of IMCLONE, which shall have the sole right to file such applications and will meet all costs in relation thereto. Upon request of IMCLONE, BI PHARMA KG will assign any and all rights as necessary to vest such ownership in IMCLONE.

8.3      All other Intellectual Property Rights.

         All other intellectual property rights that arise out of the activities performed under this Agreement, and that do not cover solely the Product shall be the sole and exclusive property of BI PHARMA KG and IMCLONE shall be granted a non-exclusive, royalty-free and worldwide license solely for use to the Product.


9.       REPRESENTATIONS. WARRANTIES AND INDEMNIFICATION

9.1      IMCLONE.

         IMCLONE hereby represents, warrants and agrees that:

         (a) IMCLONE is free to supply the Cell Line and IMCLONE Confidential Information to BI PHARMA KG;

         (b) IMCLONE is not aware of any special or unusual hazards involved in handling the Cell Line or Product;


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                                                                        Page 17

         (c) IMCLONE has full corporate authority to enter into this Agreement and this Agreement is binding upon IMCLONE in accordance with its terms; and

         (d) IMCLONE shall indemnify, defend and hold BI PHARMA KG, its affiliates, and their respective officers, employees and agents harmless from and against all third party losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), including injury to persons or damage to property resulting from (i) any breach of the representations and warranties made by IMCLONE under this Section, or (ii) any claim of infringement of the intellectual property rights of a third party based upon BI PHARMA KG's activities using the Cell Line or in implementing or using the Process or producing the Product in accordance with the instructions and documentation provided by IMCLONE or developed in the course of the Project, except those which result from the gross negligence or willful misconduct of an indemnified person or entity and those for which BI PHARMA KG would have been liable if BI PHARMA KG had used cell lines or processes other than Cell Lines or Processes, or produced products other than Products.

9.2      BI PHARMA KG.

         BI PHARMA KG hereby represents, warrants and agrees that:

         (a) BI PHARMA KG has the lawful right to use the facilities and BI PHARMA KG Confidential Information to be used for purposes set forth in this Agreement;

         (b) BI PHARMA KG is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Project as planned;

         (c) BI PHARMA KG has full corporate authority to enter into this Agreement and this Agreement is binding upon BI PHARMA KG in accordance with its terms; and

         (d) BI PHARMA KG shall indemnify, defend and hold IMCLONE its affiliates and their respective officers, employees and agents harmless from and against all third party losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), including injury to persons or damage to property, resulting from (i) any breach of the representations and warranties made by BI PHARMA KG under this Section, or (ii) any claim that BI PHARMA KG has violated any applicable local law or ordinance in carrying out


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                                                                        Page 18


              its manufacturing responsibilities under this Agreement or (iii) any claim of infringement of the intellectual property rights of a third party, except those which result from gross negligence or willful misconduct of an indemnified person or entity and those based on BI PHARMA KG activities using the Cell Line or in implementing or using the Process or producing the Product in accordance with the instructions and documentation provided by IMCLONE or developed in the course of the Project.

         (e) BI PHARMA KG warrants that the Project shall be conducted as laid down in APPENDIX 1 and APPENDIX 1.1 and in accordance with this Agreement and, when appropriate, in compliance with cGMP, and that any documentation of Project results or procedures provided to IMCLONE by BI PHARMA KG shall be accurate in all material respects. With regard to the results see Section 4.5 above.


10.      LIMITATION OF LIABILITY

10.1     No Warranty of Merchantability or Fitness.

         Subject to Section 9.2 above, BI PHARMA KG shall provide the results of the Project to IMCLONE without any warranty of any kind, express or implied, including, without limitation, any warranties of merchantability or fitness for a particular purpose.

10.2     Limitation of Liability.

         IMCLONE acknowledges that BI PHARMA KG has no control over the manner in which IMCLONE intends to use any Product or results obtained in the Project.

         BI PHARMA KG shall not be liable to IMCLONE for any losses, damages, costs or expenses of any nature incurred or suffered by IMCLONE or by a third party, arising out of any dispute or other claims or proceedings made by or brought against IMCLONE with respect to use of the results of the Project, or the use of any Product by IMCLONE or by a third party (including, without limitation, product liability claims and claims by a third party alleging infringement of its intellectual property rights), except as to those under Section 9.2 (d) above, nor shall BI PHARMA KG be responsible in any way for dealing with any such disputes, claims or proceedings; provided that it shall cooperate with IMCLONE with respect to any such disputes or claims to the extent of providing necessary or advisable information in connection with IMCLONE's defense.


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                                                                         Page 19

10.3     Maximum Amount.

         BI PHARMA KG undertakes to use its best efforts to perform the Project under the Master Projectplans and to meet the target dates set forth in APPENDIX 1 and APPENDIX 1.1 hereto. However, due to the biological nature of the work to be performed hereunder BI PHARMA KG's liability under this Agreement and its indemnification and hold harmless obligations shall in no event amount to more than 10% (ten percent) of the Project Fee. This limitation does not apply to willful breach or misconduct of BI PHARMA KG or its officers, employees or agents.


11.      CONFIDENTIALITY

11.1     BI PHARMA KG.

         BI PHARMA KG shall not disclose IMCLONE Confidential Information to any person other than its employees or employees of affiliated companies of the Boehringer Ingelheim group who are bound by similar obligations of confidentiality and who have a need to know such information in order to perform their duties in carrying out the Project hereunder.

11.2     IMCLONE.

         IMCLONE shall not disclose any BI PHARMA KG Confidential Information to any person other than:

         (a) its employees or consultants who are bound by substantially similar obligations of confidentiality and who have a need to know such information in order to provide direction to BI PHARMA KG or evaluate the results of the Project; or

         (b) regulatory authorities, for example, the FDA, that require such information in order to review an IND or other regulatory filing.

11.3     Exceptions.

         The obligations of confidentiality applicable to IMCLONE Confidential Information and BI PHARMA KG Confidential Information shall not apply to any information that is:

         (a) known publicly or becomes known publicly through no fault of the recipient;

         (b) learned by the recipient from a third party entitled to disclose it;


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                                                                        Page 20

         (c) developed by the recipient independently of information obtained from the disclosing party as evidenced by prior written records of the recipient;

         (d) already known to the recipient before receipt from the disclosing party, as shown by its prior written records;

         (e) required to be disclosed by law, regulation or the order of a judicial or administrative authority; provided that the recipient notifies the disclosing party immediately upon receipt at any such order or becoming aware of any such law or regulation, or released with the prior written consent of the disclosing party.

11.4     Others.

         No right or license under any patent or proprietary right is granted hereunder by virtue of the disclosure of IMCLONE Confidential Information or BI PHARMA KG Confidential Information except as expressly provided herein. The obligations of both parties under this
         Section 11 shall survive the expiration or termination of this Agreement.

         Both IMCLONE and BI PHARMA KG shall use reasonable and customary precautions to safeguard IMCLONE Confidential Information and BI PHARMA KG Confidential Information, including ensuring that all employees or consultants who are provided access to such information are informed of the confidential and proprietary nature of such information and understand that all such information is required to be maintained confidential.


12.      TERM AND TERMINATION

12.1     Term.

         This Agreement shall come into force as of the date first above written and commence retroactively as of the Start Date and, unless terminated earlier as provided herein, shall terminate upon the date of payment of the last sum due hereunder, or upon the date when the last services required to be performed hereunder are performed, whichever date shall last occur unless specifically extended by further written agreement.

12.2     Right to Terminate.

         If it becomes apparent to either party at any stage of the Project that it will not be possible to carry out the Project for scientific or technical reasons or as a result of Force Majeure (as described in Section 13 below), the parties shall permit 30 (thirty) business days for discussion to


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                                                                        Page 21

         resolve, if possible, the scientific or technical issue giving rise to the problem. If the parties fail to resolve the problem within this 30 (thirty) day period, either party shall have the right to terminate this Agreement, effective upon written notice to the other.

         In the event of such a termination initiated by IMCLONE, the amount due to BI PHARMA KG hereunder shall equal all expenses reasonably incurred by BI PHARMA KG prior to such termination in respect of the purchase of supplies or raw materials plus an allocation of the balance of the Project for the period prior to such termination and for a period of 8 (eight) weeks thereafter. BI PHARMA KG shall cease all work following notice by IMCLONE of termination, and shall attempt in good faith to minimize expenses hereunder by, for example, canceling any orders that can be canceled.

         Either party may terminate this Agreement effective upon written notice if either of the following events occurs:

         (a) The other party commits a breach of this Agreement and the breach is not remedied within 30 (thirty) days after the receipt of notice identifying the breach, requiring its remedy and stating the intent of the party to terminate in the absence of remedy; or

         (b) The other party (i) becomes unable to pay its debts as they become due, (ii) suspends payment of its debts, (iii) enters into or becomes subject to corporate rehabilitation or bankruptcy proceedings or liquidation or dissolution, (iv) makes an assignment for the benefit of its creditors or (v) seeks relief under any similar laws for debtor's relief.

12.3     Effect of Termination.

         Upon the expiration or termination of this Agreement:

         (a) At the request of IMCLONE, BI PHARMA KG shall deliver at the cost and risk of IMCLONE all vials of the Cell Line, the MCB and the MWCB, as well as description of all methods relating thereto to IMCLONE or its designee and shall promptly return all IMCLONE Confidential Information to IMCLONE; except for a single copy and/or sample for documentation purposes only and

         (b) IMCLONE shall promptly return all BI PHARMA KG Confidential Information to BI PHARMA KG, except for a single copy and/or sample for documentation purposes only.

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                                                                        Page 22

              The respective rights of BI PHARMA KG and IMCLONE to indemnification as set forth in Sections 9 and 10 above shall survive termination of this Agreement with respect to any claims that relate to or derive from the Project, or any acts or failures to act, of either BI PHARMA KG or IMCLONE in connection with the Project that occur prior to termination.


13.      MISCELLANEOUS

13.1     Force Majeure.

         Neither party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts incurred hereunder prior to Force Majeure) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either party.

13.2     Publicity.

         Except as required by law (e.g. SEC-requirements), no press release or other form of publicity regarding the Project or this Agreement shall be permitted to be published unless both parties have indicated their consent to the form of the release. Notwithstanding the foregoing, IMCLONE may elect to issue a press release or other form of publicity regarding the Project at any time, but shall first notify BI PHARMA KG of such issuance and provide BI PHARMA KG with an opportunity to comment thereon. Nothing in this Section 13.2 shall prevent the parties from disclosing this Agreement as required by applicable laws, rules or regulations.

13.3.    Notices.

         Any notice required or permitted to be given hereunder by either party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile with immediate telephonic confirmation of receipt, to the addresses or facsimile numbers set forth below: If to
         BI PHARMA KG:            Boehringer Ingelheim Pharma KG
                                  Birkendorfer Strasse 65
                                  D-88397 Biberach an der Riss
                                  Federal Republic of Germany
                                  Attention: Dr. Wolfram Carius
                                  Fax: + 0049 73 51/54-98049
                                  Phone + 0049 73 51/54-9421

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                                                                        Page 23

         If to IMCLONE:           ImClone Systems Incorporated
                                  180 Varick Street, 7th Floor
                                  New York, New York 10014
                                  Attention: Mr. John B. Landes,
                                             Vice President,
                                  Business Development and General Counsel
                                  Fax:      001 212 645 1405
                                  Phone: 001 212 645 2054

         Each notice shall be deemed given (i) on the date it is received if it is delivered personally, (ii) 1 (one) day after the date it is postmarked if it is sent by certified United States mail, return receipt requested, postage prepaid or (iii) on the date it is received if it is sent by facsimile with immediate telephonic confirmation of receipt.

13.4.    Applicable Law.

         This Agreement shall be governed by and construed in accordance with the laws of Germany without regard to its choice of law principles. The courts of the place of domicile of BI PHARMA KG shall have exclusive jurisdiction over all legal matters and proceedings hereunder.

13.5     Compliance with Laws.

         BI PHARMA KG shall perform the work hereunder in conformance with GLP/cGMP, as applicable, and all German and/or EU laws, ordinances and governmental rules or regulations pertaining thereto.

13.6.    Independent Contractors.

         Each of the parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the parties hereto. Neither party shall hold itself out to third persons as purporting to act on behalf of, or serving as the agent of, the other party.

13.7.    Waiver.

         No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

13.8     Severability.

         If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect. The parties hereby agree to attempt to substitute for

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                                                                         Page 24

         any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

13.9     Entirety.

         This Agreement, including any exhibits and appendices attached hereto and referenced herein, constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understandings or agreements purporting to modify or vary the terms thereof shall be binding unless it is hereafter made in writing and signed by both parties.

13.10    Assignment.

         Neither party may assign this Agreement to a third party, except an affiliate (including a subsidiary or division), and either IMCLONE or BI PHARMA KG may assign this Agreement in connection with the sale of all or substantially all of such party's assets or similar transaction. This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

Biberach, ...............1999                  New York, April 30, 1999

BOEHRINGER INGELHEIM PHARMA KG                 IMCLONE SYSTEMS INCORPORATED

                   ppa.



Dr. Jacob                 Prof. R. G. Werner         By: John B. Landes
Member of the Board       Head of Industrial
                          Biopharmaceuticals         Title: VP, General Counsel

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                                                                         Page 25

APPENDICES:
-----------

Appendix 1:          Master Projectplan including Project Timeline

Appendix 1.1:        Updated Master Projectplan including Project timeline

Appendix 2:          Project Team

Appendix 3:          IMCLONE's Tasks in Detail

Appendix 4:          BI PHARMA KG's Tasks in Detail

Appendix 5:          Test Methods and Specifications for C225

Appendix 6:          Protein A Process Format

Appendix 7:          Summary Data Reports for Phase I and Phase II


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Appendix 1   Page 1 of  2

-------------------------------------------------------------------------------
Master Projectplan: C225
ImClone Systems, Inc./BI Pharma KG
Forecast of proposed Workscope and Cost Estimate


-------------------------------------------------------------------------------

   [ ***]
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Appendix 1.1  Page 1 of  4
-------------------------------------------------------------------------------
Update May 1999 Master Projectplan: C225
ImClone Systems, Inc./BI Pharma KG
Forecast of proposed Workscope and Cost Estimate


-------------------------------------------------------------------------------

   [ ***]

                                   Appendix 2


-------------------------------------------------------------------------------------------------------------
              Function                       Boehringer Ingelheim                      ImClone
-------------------------------------------------------------------------------------------------------------
        Project Team Leader                  Dr. Helmut Hoffmann                Mr. Ronald Martell (?)
                                                                                   Ms. Martie Bohn
-------------------------------------------------------------------------------------------------------------
    Head of Process Development              Dr. Helmut Hoffmann                         (?)
-------------------------------------------------------------------------------------------------------------
 Cell Banking and Characterization,        Dr. Stefanos Grammatikos              Ms. Betsy Hornberger
           Virus Testing                                                           Dr. Daniel Velez
                                                                               Dr. S. Joseph Tarnowski
-------------------------------------------------------------------------------------------------------------
   Small Scale Cell Culture Labs               Dr. Wolfgang Noe                   Mr. Joel Goldstein
                                                                                   Mr. Rajeew Gupta
                                                                                   Dr. Daniel Velez
                                                                               Dr. S. Joseph Tarnowski
-------------------------------------------------------------------------------------------------------------
      Fermentation Pilot Plant                Dr. Ralph Kempken                   Mr. Joel Goldstein
                                                                                   Mr. Rajeew Gupta
-------------------------------------------------------------------------------------------------------------
       Downstream Processing                  Dr. Joachim Walter                   Dr. Daniel Velez
                                                                                  Mr. Joel Goldstein
                                                                               Dr. S. Joseph Tarnowski
-------------------------------------------------------------------------------------------------------------
    Protein Analytical Chemistry             Dr. Michael Schluter                Ms. Betsy Hornberger
-------------------------------------------------------------------------------------------------------------
         Process Validation                 Mr. Norbert Hentschel                  Mr. Glen Noonan
-------------------------------------------------------------------------------------------------------------
              Filling                          Mr. Hans Hormann                   Mr. Edward Patten
-------------------------------------------------------------------------------------------------------------
             Regulatory                        Dr. Uwe Bucheler                  Ms. Gretchen Toolan
-------------------------------------------------------------------------------------------------------------
           Documentation                       Dr. Uwe Bucheler                   Mr. Edward Patten
-------------------------------------------------------------------------------------------------------------
         Quality Assurance                   Mrs. Bettina Schulz
-------------------------------------------------------------------------------------------------------------
              Contract                           Mrs. Kipping
-------------------------------------------------------------------------------------------------------------

                                   APPENDIX 3


                           IMCLONE'S TASKS IN DETAILS


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                                   APPENDIX 4


                         BI PHARMA KG's Tasks in Detail


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APPENDIX 5: TEST METHODS AND SPECIFICATIONS FOR C225


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                                   APPENDIX 6

                            [ *** ] A Process Format


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                                   APPENDIX 7


                  SUMMARY DATA REPORTS FOR PHASE I AND PHASE II